Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company's United States and Irish based subsidiaries file income tax returns in the United States and Ireland respectively. Other foreign subsidiaries are taxed separately under the laws of their respective countries.

The components of income before income tax expense are as follows:

	Year ended December 31,
	2025	2024 (As Restated)	2023 (As Restated)
	(in thousands)
Ireland	$610,652	$667,773	$578,827
United States	(649,647)	(300,171)	(356,305)
Other	291,460	436,154	350,457
Income before income tax expense	$252,465	$803,756	$572,979

The components of income tax expense are as follows:

	Year ended December 31,
	2025	2024 (As Restated)	2023 (As Restated)
Income tax expense:	(in thousands)
Current tax (benefit) / expense:
Ireland	$88,232	$108,031	$79,334
United States	(36,386)	(45,820)	(34,710)
Other	100,199	105,305	59,152
Total current tax expense	152,045	167,516	103,776

Deferred tax (benefit) / expense:
Ireland	(38,930)	(25,027)	43,617
United States	(91,138)	(70,066)	(144,304)
Other	1,149	(7,793)	15,299
Total deferred tax benefit	(128,919)	(102,886)	(85,388)

Income tax expense	23,126	64,630	18,388

Income tax (benefit) / expense was allocated to the following components of other comprehensive income:
Currency impact on long term funding	(7,048)	1,728	(3,903)
Retirement benefit obligations	2,818	(895)	—
Cash flow hedge	(346)	647	301
Total	$18,550	$66,110	$14,786
Ireland's statutory trading income tax rate, the rate of our country of domicile, is 12.5%. A reconciliation of the Company's consolidated effective tax rate from the amount that would result from applying the Irish statutory rate is set forth below:

	Year ended December 31,
	2025
	(in thousands)%
Ireland statutory tax rate	$31,558	12.5%
State and local income taxes, net of federal income tax effect	—	—%
Foreign tax difference / rate differential	—	—%
Nontaxable or non-deductible items	4,321	1.7%
Effect of cross-border tax laws	—	—%
Effect of changes in tax laws or rates enacted in the current period	—	—%
Changes in valuation allowances	3,287	1.3%
Tax credits	—	—%
Other adjustments	(4,259)	(1.7)%
Investor tax benefit on foreign subsidiary earnings	(30,496)	(12.1)%
Global minimum tax	13,156	5.2%

Foreign tax effects

United States	2,526	1.0%
Foreign rate difference	11,854	4.7%
Intangible amortization	(38,498)	(15.2)%
Effect of changes in tax laws or rates enacted in the current period	(23,688)	(9.4)%
Goodwill impairment	45,531	18.0%
Other	7,327	2.9%

United Kingdom	6,691	2.7%
Foreign rate difference	8,565	3.4%
Other	(1,874)	(0.7)%

Germany	5,477	2.2%

Other jurisdictions	16,817	6.7%

Changes in uncertain tax benefits	(25,952)	(10.3)%

Effective Tax Rate	$23,126	9.2%

	Year ended December 31,
	2024 (As Restated)	2023 (As Restated)
	(in thousands)
Taxes at Irish statutory rate (2024:12.5%; 2023:12.5%)	$100,470	$71,622
Rate differential from amortization of intangible assets	(48,240)	(71,223)
Global minimum tax	16,719	—
Foreign and other income taxed at higher rates	50,130	35,044
Research & development tax incentives	(3,041)	(3,868)
Movement in valuation allowance	(5,279)	(1,068)
Effects of change in tax rates	25,691	3,154
Decrease in unrecognized tax benefits	(61,679)	(54,347)
Investor tax (benefit) / expense on foreign subsidiary earnings	(7,995)	39,165
Impact of stock compensation	(9,385)	(11,487)
Other and non-deductible expenses	7,239	11,396
Income tax expense	$64,630	$18,388

    The tax effects of temporary differences and carryforwards that give rise to significant portions of deferred tax assets and deferred tax liabilities are presented below:

	December 31, 2025	December 31, 2024 (As Restated)	December 31, 2023 (As Restated)
Deferred tax liabilities:	(in thousands)
Property, plant and equipment	$3,703	$2,869	$7,547
Operating right-of-use-assets	11,796	15,633	16,108
Goodwill	43,150	43,390	39,014
Intangible assets	803,600	901,731	950,055
Investments in foreign subsidiaries	4,487	34,983	52,408
Other	13,078	2,632	7,190
Total deferred tax liabilities recognized	879,814	1,001,238	1,072,322

Deferred tax assets:
Operating loss and tax credits carryforwards	185,352	164,904	125,786
Property, plant and equipment	14,538	7,869	9,082
Operating lease liabilities	16,790	21,503	20,190
Intangible assets	—	45	2,166
Stock compensation	18,556	14,309	17,605
Other liabilities	79,236	78,428	84,928
Unearned revenue	862	10,364	23,748
Other	1,382	7,372	6,331
Total deferred tax assets	316,716	304,794	289,836
Valuation allowance for deferred tax assets	(44,458)	(38,955)	(42,967)
Deferred tax assets recognized	272,258	265,839	246,869
Overall net deferred tax liability	$(607,556)	$(735,399)	$(825,453)
At December 31, 2025 subsidiaries in Ireland had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available for offset against future tax liabilities, if any, of $18.9 million (December 31, 2024: $15.6 million; December 31, 2023: $16.9 million).

At December 31, 2025 U.S. subsidiaries had U.S. federal and state net operating loss (“NOL”) carryforwards of approximately $6.7 million and $311.6 million, respectively (December 31, 2024: $8.0 million and $277.8 million, respectively; December 31, 2023: $1.7 million and $331.4 million, respectively). These NOLs are available for offset against future taxable income and the expiry dates are shown in the table below. The subsidiaries' ability to use the U.S. federal NOL carryforwards is limited on an annual basis due to change of ownership in 2014, 2017, 2019 and 2024 as defined by Section 382 of the Internal Revenue Code of 1986, as amended, and expire between 2026 - 2036. The U.S. state NOL carryforwards are restricted by the state/entity in which they arose. As of December 31, 2025, U.S subsidiaries also had disallowed interest carried forward of $509.6 million (December 31, 2024: $317.0 million; December 31, 2023: $204.0 million) that can be carried forward indefinitely. The increase of $192.6 million was recognized within the income tax expense. These carryforwards are available for offset against future taxable income in the event that the U.S subsidiaries have excess capacity for interest deductions in future years.

    The expected expiry dates of the U.S. NOLs are as follows:

	Federal NOL's	State NOL's
	(in thousands)
2026-2039	$6,706	$250,239
2040-2045	—	48,484
Indefinite	—	12,926
	$6,706	$311,649

In addition, we also have general business tax credit carryforwards of approximately $0.7 million that are available to reduce future U.S. federal and state income taxes. The general business tax credits are non-refundable and are due to expire between the years 2026-2038.

At December 31, 2025 other than those in the U.S. and Ireland, we had operating loss carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future taxable income, if any, of approximately $45.3 million (December 31, 2024: $42.4 million; December 31, 2023: $42.9 million). At December 31, 2025 those subsidiaries also had additional operating loss carryforwards of $1.8 million which are due to expire between 2026 and 2045. In addition, at December 31, 2025 those subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward for up to 18 years, available to offset against future tax liabilities, if any, of $4.9 million (December 31, 2024: $2.7 million; December 31, 2023: $4.3 million).

The valuation allowance at December 31, 2025 was $44.5 million (December 31, 2024: $39.0 million; December 31, 2023: $43.0 million). The net change in the total valuation allowance was an increase of $5.5 million during 2025 (2024: a decrease of $4.0 million; 2023: a decrease of $0.4 million). Of the total increase of $5.5 million in 2025, $4.0 million increase was recognized within income tax expense and $1.5 million increase was recognized in other comprehensive income. Of the total decrease of $4.0 million in 2024, an increase of $2.0 million was in respect of an acquired entity, $5.3 million decrease was recognized within income tax expense and a decrease of $0.7 million was recognized in other comprehensive income. Of the total decrease of $0.4 million in 2023, a decrease of $1.1 million was recognized within income tax expenses and an increase of $0.7 million was recognized in other comprehensive income.

The valuation allowances at December 31, 2025, December 31, 2024 and December 31, 2023 were primarily related to operating losses and tax credits carried forward that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, loss utilization, projected future taxable income and tax planning strategies in making this assessment. In respect of deferred tax assets not subject to a valuation allowance, management considers that it is more likely than not that these deferred tax assets will be realized on the basis that there will be sufficient reversals of deferred tax liabilities and taxable income in future periods.

The Company has recognized a deferred tax liability of $4.5 million (2024: $35.0 million; 2023: $52.4 million) for investments in foreign subsidiaries where the Company does not consider the earnings to be indefinitely reinvested. For the deferred tax liability not recognized in respect of temporary differences related to investments in foreign subsidiaries which are considered to be indefinitely reinvested, it is not practicable to calculate the exact unrecognized deferred tax liability. However it is not expected to be material as Ireland has implemented a participation exemption in respect of distributions from foreign subsidiaries in EEA/treaty countries, in addition to the foreign tax credit regime at the statutory tax rate in the jurisdiction of the subsidiary, so that no material tax liability would be expected to arise in Ireland in the event these earnings were ever remitted. In addition, withholding taxes applicable to remittances from foreign subsidiaries would not be expected to be material given Ireland’s tax treaty network and the EU parent subsidiary directive.
A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

	December 31, 2025	December 31, 2024 (As Restated)	December 31, 2023 (As Restated)
	(in thousands)
Unrecognized tax benefits at start of year	$101,619	$162,239	$219,807
Increase related to prior year tax positions	28,512	5,151	1,161
Decrease related to prior year tax positions	(56)	(2,525)	(918)
Increase related to current year tax positions	14,722	2,171	4,552
Lapse of statute of limitations	(63,837)	(65,417)	(62,363)
Unrecognized tax benefits at end of year	$80,960	$101,619	$162,239

The relevant statute of limitations for unrecognized tax benefits totaling $15.0 million could potentially expire during 2026. Included in the balance of total unrecognized tax benefits at December 31, 2025 were potential benefits of $81.0 million, which, if recognized, would affect the effective rate on income from continuing operations. The balance of total unrecognized tax benefits at December 31, 2024 and December 31, 2023 included potential benefits which, if recognized, would affect the effective rate of income tax from continuing operations of $101.6 million and $162.2 million respectively.

Interest and penalties recognized during the year ended December 31, 2025 amounted to a net charge of $3.0 million (2024: $2.0 million, 2023: $4.2 million) and are included within the income tax expense. Total accrued interest and penalties as of December 31, 2025, December 31, 2024 and December 31, 2023 were $22.3 million, $24.2 million and $27.1 million respectively and are included in closing income taxes payable at those dates.

Our major tax jurisdictions are Ireland and the United States. We may potentially be subjected to tax audits in both our major jurisdictions. In Ireland, tax periods open to audit include the years ended December 31, 2021, December 31, 2022, December 31, 2023, December 31, 2024 and December 31, 2025. In the United States, tax periods open to audit include the years ended December 31, 2022, December 31, 2023, December 31, 2024 and December 31, 2025. During such audits, local tax authorities may challenge the positions taken by us in our tax returns.

A reconciliation of the income taxes paid (net of refunds received) for the year ended is as follows:

December 31, 2025
(in thousands)
Ireland	$95,757
Foreign
US	17,000
Other	53,030
Total income tax paid (net of refunds received)	$165,787